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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)   JUNE 21, 2000
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                                 HEARTSOFT, INC.
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             (Exact name of registrant as specified in its charter)



   DELAWARE                       033-23138-D                    87-0456766
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(State of other                   (Commission                 (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)




             3101 NORTH HEMLOCK CIRCLE, BROKEN ARROW, OKLAHOMA 74012
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                    (Address of principal executive offices)





        Registrant's telephone number, including area code   (918) 251-1066
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          (Former name or former address, if changed since last report)



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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  Not Applicable.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  Not Applicable.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  Not Applicable.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Not Applicable.

ITEM 5.           OTHER EVENTS

         On June 21, 2000, the Company issued a press release, attached as
Exhibit 99.1, stating that Internet Safari, Heartsoft's new secure Internet browser for children, is in final beta testing prior to its release.

         On June 27, 2000, the Company issued a press release, attached as
Exhibit 99.2, stating that Heartsoft is planning to have Internet Safari available to meet its district-wide shipping schedule to schools for the upcoming school year.

         Heartsoft had previously stated in reports filed with the Securities and Exchange Commission and press releases that it expected to release Internet Safari during second calendar quarter of 2000. Heartsoft now expects to release Internet Safari during the third calendar quarter of 2000.

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  Not Applicable.

ITEM 7.           FINANCIAL STATEMENT AND EXHIBITS

         Exhibit 99.1 - Company Press Release dated June 21, 2000 titled, "Heartsoft's Internet Safari to Incorporate the Gaggle.Net Safe E-mail System"

         Exhibit 99.2 - Company Press Release dated June 27, 2000 titled, "Heartsoft, Inc. to Exhibit its New Secure Children's Web Browser at NECC, Atlanta."


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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                          HEARTSOFT, INC.
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                                                           (Registrant)

June 29, 2000                                        /s/ BENJAMIN P. SHELL
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                                                            (Signature)
                                                     Chairman of the Board,
                                                     President and Chief
                                                     Executive Officer










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